UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22426

Name of Fund: BlackRock Taxable Municipal Bond Trust (BBN)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Taxable Municipal

            Bond Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2018

Date of reporting period: 01/31/2018

Item 1 – Report to Stockholders

JANUARY 31, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Taxable Municipal Bond Trust (BBN)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended January 31, 2018, assets with higher risk and return potential, such as stocks and high-yield bonds, continued to deliver strong performance. The equity market advanced despite geopolitical uncertainty and relatively high valuations, while bond returns were constrained by rising interest rates.

Emerging market stocks posted the strongest performance, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

Rising interest rates worked against high-quality assets with more interest rate sensitivity. Consequently, the 10-year U.S. Treasury — a bellwether of the bond market — posted a modest negative return, as rising energy prices, higher wages, and steady job growth drove expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together. Consensus expectations for global economic growth also rose, as long-anticipated fiscal stimulus and capital spending plans indicated that new sources of demand could extend the current economic cycle.

The Fed responded to these positive developments by increasing short-term interest rates three times during the year. In October 2017, the Fed also reduced its $4.5 trillion balance sheet by $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth and inflation, as well as limited bond supply, put steady pressure on other central banks to follow in the Fed’s footsteps. In October 2017, the ECB announced plans to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, as the country’s inflation rate remained below 2.0%.

Rising consumer confidence and improving business sentiment are driving momentum for the U.S. economy. If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it’s likely to be accompanied by rising real growth and higher wages. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018. We continue to believe the primary risks to the economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	15.43%	26.41%
U.S. small cap equities (Russell 2000® Index)	11.23	17.18
International equities (MSCI Europe, Australasia, Far East Index)	12.14	27.60
Emerging market equities (MSCI Emerging Markets Index)	18.51	41.01
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.58	0.93
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.74)	(0.47)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.35)	2.15
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.01	3.41
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.94	6.60
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

The Benefits and Risks of Leveraging

The Trust may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume the Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Trust’s shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trust’s investment adviser will be higher than if the Trust did not use leverage.

The Trust may utilize leverage through reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust is permitted to issue debt up to 33 1⁄3% of its total managed assets. The Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If the Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Trust’s obligations under the reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act. The Trust may use combined economic leverage of up to 100% of its net assets (50% of its Managed Assets).

Derivative Financial Instruments

The Trust may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trust may use combined economic leverage of up to 100% of its net assets (50% of its Managed Assets). The Trust’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trust’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of January 31, 2018	BlackRock Taxable Municipal Bond Trust

Trust Overview

BlackRock Taxable Municipal Bond Trust’s (BBN) (the “Trust”) primary investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a portfolio of taxable municipal securities, including Build America Bonds (“BABs”), issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings.

The Trust originally sought to achieve its investment objectives by investing primarily in a portfolio of BABs, which are taxable municipal securities issued pursuant to the American Recovery and Reinvestment Act of 2009. Given the uncertainty around the BABs program at the time of the Trust’s launch in 2010, the Trust’s initial public offering prospectus included a Contingent Review Provision. For any 24-month period, if there were no new issuances of BABs or other analogous taxable municipal securities, the Board of Trustees (the “Board”) would undertake an evaluation of potential actions with respect to the Trust. Under the Contingent Review Provision, such potential action may include changes to the Trust’s non-fundamental investment policies to broaden its primary investment focus to include taxable municipal securities generally. The BABs program expired on December 31, 2010 and was not renewed. Accordingly, there have been no new issuances of BABs since that date.

Pursuant to the Contingent Review Provision, on June 12, 2015, the Board approved a proposal to amend the Trust’s investment policy from “Under normal market conditions, the Trust invests at least 80% of its managed assets in BABs” to “Under normal market conditions, the Trust invests at least 80% of its managed assets in taxable municipal securities, which include BABs”, and to change the name of the Trust from “BlackRock Build America Bond Trust” to “BlackRock Taxable Municipal Bond Trust.” These changes became effective on August 25, 2015.

The Trust continues to maintain its other investment policies, including its ability to invest up to 20% of its managed assets in securities other than taxable municipal securities. Such other securities may include tax-exempt securities, U.S. Treasury securities, obligations of the U.S. Government, its agencies and instrumentalities and corporate bonds issued by issuers that have, in the Manager’s view, typically been associated with or sold in the municipal market. Bonds issued by private universities and hospitals or bonds sold to finance military housing developments are examples of such securities. The Trust also continues to invest at least 80% of its managed assets in securities that at the time of purchase are investment grade quality.

As used herein, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).

As of January 31, 2018, 83% of the Trust’s portfolio are BABs. Like other taxable municipal securities, interest received on BABs is subject to U.S. tax and may be subject to state income tax. Issuers of direct pay BABs, however, are eligible to receive a subsidy from the U.S. Treasury of up to 35% of the interest paid on the BABs. This allowed such issuers to issue bonds that pay interest rates that were expected to be competitive with the rates typically paid by private bond issuers in the taxable fixed income market. While the U.S. Treasury subsidizes the interest paid on BABs, it does not guarantee the principal or interest payments on BABs, and there is no guarantee that the U.S. Treasury will not reduce or eliminate the subsidy for BABs in the future. Any interruption, delay, reduction and/or offset of the reimbursement from the U.S. Treasury may reduce the demand for direct pay BABs and/or potentially trigger extraordinary call features of the BABs. As of the date of this report, the subsidy that issuers of direct pay BABs receive from the U.S. Treasury has been reduced from its original level as the result of budgetary sequestration. The extraordinary call features of some BABs permit early redemption at par value, and the reduction in the subsidy issuers of direct pay BABs receive from the U.S. Treasury has resulted, and may continue to result, in early redemptions of some BABs at par value. Such early redemptions at par value may result in a potential loss in value for investors of such BABs, who may have purchased the securities at prices above par, and may require such investors to reinvest redemption proceeds in lower-yielding securities. As of the date of this report, the Trust did not own any BABs subject to a par value extraordinary call feature. Additionally, many BABs also have more typical call provisions that permit early redemption at a stated spread to an applicable prevailing U.S. Treasury rate. Early redemptions in accordance with these call provisions may likewise result in potential losses for the Trust and give rise to reinvestment risk, which could reduce the Trust’s income and distributions.

No assurance can be given that the Trust’s investment objectives will be achieved.

TRUST SUMMARY	5

Trust Summary as of January 31, 2018 (continued)	BlackRock Taxable Municipal Bond Trust

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BBN
Initial Offering Date	August 27, 2010
Current Distribution Rate on Closing Market Price as of January 31, 2018 ($22.12)(a)	7.15%
Current Monthly Distribution per Common Share(b)	$0.1318
Current Annualized Distribution per Common Share(b)	$1.5816
Economic Leverage as of January 31, 2018(c)	36%

(a)	Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.
(b)	The distribution rate is not constant and is subject to change.
(c)	Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to reverse repurchase agreements, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 4.

Taxable Municipal Bond Overview

U.S. Treasury yields rose (as prices fell) during the reporting period, with a sharp increase in the two- to five-year range and much more muted increases for longer-term issues. The yield curve flattened substantially as a result of these movements.

Despite this unfavorable backdrop, the Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index returned 2.23% for the six-month period ended January 31, 2018. Spreads on taxable municipal bonds, including BABs, tightened significantly — which was positive for performance — with longer-maturity securities experiencing a larger degree of compression. (Taxable municipal bonds typically trade at a spread — or additional yield — relative to U.S. Treasury bonds with similar maturities).

Investor risk appetites stayed consistently strong throughout the period as investors sought securities with extra yield. In this environment, demand for taxable municipal bonds remained at elevated levels. This was largely attributable to new buyers in the market, especially those based overseas. While new issuance picked up to some extent compared to prior periods, it did not increase enough to satisfy the additional demand.

Toward the end of 2017, municipal investors were intently focused on the potential impact of federal tax reform. The effect of tax law changes on the taxable portion of the municipal market is, if anything, much less direct than those on tax-exempt securities. Due to the repeal of municipalities’ ability to advance refund their existing bonds through additional sales of tax-exempt debt, these issuers may try to use the taxable municipal market to refinance older debt for interest rate savings. There were some examples of this behavior in the very short time since tax law changes went into effect. However, any additional supply would be welcome given the elevated demand in the market.

Performance

Returns for the six months ended January 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BBN(a)(b)	(1.75)%	4.06%
Lipper General Bond Funds(c)	(0.25)	2.97
Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index(d)	N/A	2.23

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.
(d)	An unlevered index.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes. You cannot invest directly in an index.

The following discussion relates to the Trust’s absolute performance based on NAV:

•	Portfolio income, enhanced by leverage, made a positive contribution to performance. However, leverage also amplified the impact of market volatility.

•	Spreads (the extra yield investors receive compared to buying a similar maturity U.S. Treasury bond) of taxable municipal bonds tightened aggressively. This spread tightening contributed to performance, as well.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•	Positions in lower-rated issues (those A rated and lower) or those with wider yield spreads typically performed best, since their spreads had more room to tighten as investors reached for yield.

•	From a sector perspective, allocations to the tax-backed (local), tobacco and utilities sectors were beneficial.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of January 31, 2018 (continued)	BlackRock Taxable Municipal Bond Trust

•	The Trust’s exposure to the front end of the yield curve was detrimental as short-dated bonds experienced the most pronounced price weakness. The portfolio’s exposure in this area largely comprised bonds with closer call dates, rather than shorter-maturity securities. (A call is when an issuer redeems a bond prior to its maturity date). Conversely, holdings in longer-term bonds aided returns as yields in this area increased only marginally.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	01/31/18	07/31/17	Change	High	Low
Market Price	$22.12	$23.29	(5.02)%	$23.96	$21.62
Net Asset Value	23.59	23.45	0.60	24.16	23.35

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	01/31/18		07/31/17
Utilities	28%		29%
Transportation	22		23
County/City/Special District/School District	19		19
Education	11		11
State	10		10
Tobacco	5		4
Health Care Providers & Services	3		1
Housing	1		1
Corporate	1		1
Commercial Services & Supplies	—	(a)	1

(a)	Represents less than 1%.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Percent of Total Investments
Calendar Year Ended December 31,
2018	3%
2019	6
2020	23
2021	1
2022	1

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (b)

Credit Rating	01/31/18		07/31/17
AAA/Aaa	5%		6%
AA/Aa	49		50
A	31		30
BBB/Baa	11		9
BB/Ba	—	(a)	—	(a)
B	4		4
N/R	—	(a)	1

(b)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

TRUST SUMMARY	7

Schedule of Investments (unaudited) January 31, 2018	BlackRock Taxable Municipal Bond Trust (BBN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Corporate Bonds — 5.4%

Diversified Financial Services — 0.2%
Western Group Housing LP, 6.75%, 03/15/57(a)	$2,494	$3,145,239

Education — 1.5%
The American University, 3.86%, 10/01/47	3,225	3,199,116
University of Notre Dame du Lac, Series 2017, 3.39%, 02/15/48	6,105	5,864,804
Wesleyan University, 4.78%, 07/01/16	11,000	11,278,101

		20,342,021
Health Care Providers & Services — 3.7%
AHS Hospital Corp., 5.02%, 07/01/45	5,084	5,918,807
Kaiser Foundation Hospitals, 4.15%, 05/01/47	11,691	12,423,604
Northwell Healthcare, Inc., 4.26%, 11/01/47	7,770	7,779,653
Ochsner Clinic Foundation, 5.90%, 05/15/45	5,000	6,321,263
Orlando Health Obligated Group, 3.78%, 10/01/28	5,412	5,462,741
Providence St Joseph Health Obligated Group, 3.93%, 10/01/48	8,053	8,053,000
RWJ Barnabas Health, Inc., 3.95%, 07/01/46	3,097	3,078,807

		49,037,875

Total Corporate Bonds — 5.4% (Cost — $70,649,392)		72,525,135

Municipal Bonds — 148.9%

Arizona — 2.2%
Salt River Project Agricultural Improvement & Power District, RB, Build America Bonds, Series A, 4.84%, 01/01/41(b)	25,000	29,087,250

California — 32.1%
Bay Area Toll Authority, RB, Build America Bonds, San Francisco Toll Bridge:
Series S-1, 6.92%, 04/01/40	13,700	19,436,875
Series S-1, 7.04%, 04/01/50	1,920	3,002,093
Series S-3, 6.91%, 10/01/50	14,000	21,769,580
City of San Francisco California, Public Utilities Commission Water Revenue, RB, Build America Bonds, Sub-Series E, 6.00%, 11/01/40(b)	21,255	26,629,539
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series B (AGM), 6.60%, 03/01/41(b)	10,000	10,992,900
County of Alameda California Joint Powers Authority, RB, Build America Bonds, Recovery Zone, Series A, 7.05%, 12/01/44(b)	11,000	16,092,560
County of Orange California Local Transportation Authority, Refunding RB, Build America Bonds, Series A, 6.91%, 02/15/41	5,000	6,882,850
County of Sonoma California, Refunding RB, Pension Obligation, Series A, 6.00%, 12/01/29	14,345	16,581,816
Los Angeles Community College District California, GO, Build America Bonds, 6.60%, 08/01/42(b)	10,000	14,409,800
Los Angeles Department of Water & Power, RB, Build America Bonds(b):
6.17%, 07/01/40	37,500	40,570,500
7.00%, 07/01/41	17,225	18,956,801
Metropolitan Water District of Southern California, RB, Build America Bonds, Series A, 6.95%, 07/01/40(b)	12,000	13,212,120
Palomar Community College District, GO, Build America Bonds, Series B-1, 7.19%, 08/01/45	7,500	8,376,750
Rancho Water District Financing Authority, RB, Build America Bond, Series A(b):
6.34%, 08/01/20(c)	165	179,913
6.34%, 08/01/40	19,835	21,499,752

Security	Par (000)	Value
California (continued)
Riverside Community College District Foundation, GO, Build America Bonds, Series D-1, 7.02%, 08/01/40(b)	$11,000	$12,218,690
San Diego County Regional Airport Authority, ARB, Consolidated Rental Car Facility Project, Series B, 5.59%, 07/01/43	4,000	4,403,280
San Diego County Regional Airport Authority, Refunding ARB, Build America Bonds, Sub-Series C, 6.63%, 07/01/40	32,100	35,175,501
San Jose Redevelopment Agency Successor Agency, Refunding, Tax Allocation Bonds, Series A-T, 3.25%, 08/01/29	850	823,897
State of California, GO, Build America Bonds:
Various Purpose, 7.55%, 04/01/39	9,035	14,043,552
Various Purpose, 7.60%, 11/01/40	15,000	23,799,750
Various Purposes, 7.63%, 03/01/40(b)	8,950	13,892,637
State of California Public Works Board, RB, Build America Bonds, Series G-2, 8.36%, 10/01/34	18,145	27,042,582
University of California, RB, Build America Bonds(b):
5.95%, 05/15/45	24,000	30,575,760
6.30%, 05/15/50	27,010	32,436,579

		433,006,077
Colorado — 3.2%
City & County of Denver Colorado School District No. 1, COP, Refunding, Denver Colorado Public Schools, Series B, 7.02%, 12/15/37	6,000	8,186,340
Regional Transportation District, COP, Build America Bonds, Series B, 7.67%, 06/01/40(b)	23,000	29,879,760
State of Colorado, COP, Build America Bonds, Building Excellent Schools, Series E, 7.02%, 03/15/31	5,000	5,594,400

		43,660,500
District of Columbia — 3.4%
Metropolitan Washington Airports Authority, ARB, Dulles Toll Road Revenue, Build America Bonds, 7.46%, 10/01/46	9,235	13,742,234
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, ARB, Build America Bonds, Series D, 8.00%, 10/01/47	10,750	15,021,620
Washington Convention & Sports Authority, Refunding RB, Series C, 7.00%, 10/01/40	15,000	16,603,950

		45,367,804
Florida — 4.4%
City of Sunrise Florida Utility System, Refunding RB, Build America Bonds, Series B, 5.91%, 10/01/35(b)	23,000	24,851,730
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, Series B, 5.07%, 04/01/50	12,250	13,282,063
County of Pasco Florida Water & Sewer, RB, Build America Bonds, Series B, 6.76%, 10/01/39	1,500	1,614,105
Sumter Landing Community Development District, RB, Taxable Senior Recreational, Series 2016, 4.17%, 10/01/47	2,575	2,729,680
Town of Davie Florida Water & Sewer, RB, Build America Bonds, Series B (AGM), 6.85%, 10/01/40	2,500	2,742,850
Village Center Community Development District, Refunding RB, 5.02%, 11/01/36(a)	13,500	13,960,350

		59,180,778
Georgia — 5.3%
Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4, Refunding RB, Build America Bonds, Series A:
6.64%, 04/01/57	27,084	33,655,120
6.66%, 04/01/57	20,665	25,553,099
7.06%, 04/01/57	10,000	12,090,100

		71,298,319

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Taxable Municipal Bond Trust (BBN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Hawaii — 2.5%
University of Hawaii, RB, Build America Bonds, Series B-1, 6.03%, 10/01/40(b)	$30,500	$33,330,705

Illinois — 18.3%
Chicago Transit Authority, RB:
Build America Bonds, Series B, 6.20%, 12/01/40(b)	16,015	20,431,777
Pension Funding, Series A, 6.90%, 12/01/40	4,075	5,449,457
Pension Funding, Series B, 6.90%, 12/01/40	4,900	6,552,721
City of Chicago Illinois, GO:
Build America Bonds, Series B, 7.52%, 01/01/40	10,000	11,491,600
Taxable Project, Recovery Zone, Series D, 6.26%, 01/01/40	13,900	14,192,456
City of Chicago Illinois, Refunding ARB, O’Hare International Airport, General 3rd Lien, Build America Bonds, Series B:
6.85%, 01/01/38(b)	30,110	32,373,971
6.40%, 01/01/40	1,500	2,029,125
City of Chicago Illinois Wastewater Transmission, RB, Build America Bonds, Series B, 6.90%, 01/01/40(b)	36,000	47,012,760
City of Chicago Illinois Waterworks Transmission, RB, Build America Bonds, 2nd Lien, Series B, 6.74%, 11/01/40(b)	15,250	19,729,992
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 08/15/34	5,000	5,564,850
Illinois Finance Authority, Refunding RB, Ann & Robert H. Lurie, 3.94%, 08/15/47	7,880	7,888,904
Illinois Municipal Electric Agency, RB, Build America Bonds, Series A, 7.29%, 02/01/35	15,000	19,123,800
Northern Illinois Municipal Power Agency, RB, Build America Bonds, Prairie State Project, Series A, 7.82%, 01/01/40	5,000	6,860,750
State of Illinois, GO, Build America Bonds:
6.73%, 04/01/35	6,320	6,870,788
Pension, 7.35%, 07/01/35	35,855	40,602,202

		246,175,153
Indiana — 1.7%
Indiana Finance Authority, RB, Build America Bonds, Series B, 6.60%, 02/01/39	7,900	10,949,163
Indiana Municipal Power Agency, RB, Build America Bonds, Direct Payment, Series A, 5.59%, 01/01/42	10,000	12,001,100

		22,950,263
Kentucky — 1.3%
Westvaco Corp., RB, MeadWestvaco Corp., 7.67%, 01/15/27(a)	13,800	16,772,608

Massachusetts — 0.7%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Build America Bonds, Recovery Zone, Series B, 5.73%, 06/01/40	5,000	6,332,650
Massachusetts HFA, Refunding RB, Series D, 7.02%, 12/01/42(b)	2,270	2,386,474

		8,719,124
Michigan — 1.7%
Michigan State University, RB, Build America Bonds, General, Series A, 6.17%, 02/15/50	5,500	6,747,180
Michigan Tobacco Settlement Finance Authority, RB, Series A, 7.31%, 06/01/34	16,500	16,418,325

		23,165,505
Minnesota — 1.2%
Southern Minnesota Municipal Power Agency, Refunding RB, Build America Bonds, Series A, 5.93%, 01/01/43	8,000	9,781,440

Security	Par (000)	Value
Minnesota (continued)
Western Minnesota Municipal Power Agency, RB, Build America Bonds, Series C, 6.77%, 01/01/46	$5,000	$6,966,550

		16,747,990
Mississippi — 0.5%
Mississippi Development Bank, RB, Build America Bonds, Garvee, Series B, 6.41%, 01/01/40	5,000	6,508,300

Missouri — 1.8%
Missouri Joint Municipal Electric Utility Commission, RB, Build America Bonds, Plum Point Project, Series A, 7.73%, 01/01/39	11,000	14,957,470
University of Missouri, RB, Build America Bonds, Curators of the University, Series A, 5.79%, 11/01/41(b)	7,000	9,152,570

		24,110,040
Nevada — 1.1%
City of North Las Vegas Nevada, GO, Build America Bonds, 6.57%, 06/01/40	1,420	1,443,970
County of Clark Nevada Department of Aviation, ARB, Build America Bonds:
Series B, 6.88%, 07/01/42(b)	10,000	10,661,700
Series C, 6.82%, 07/01/45	2,000	3,023,820

		15,129,490
New Jersey — 13.3%
County of Camden New Jersey Improvement Authority, LRB, Build America Bonds, Cooper Medical School of Rowan University Project, Series A, 7.75%, 07/01/34	5,000	5,433,800
New Jersey EDA, RB:
Build America Bonds, Series CC-1, 6.43%, 12/15/35	6,000	6,192,660
Series A (NPFGC), 7.43%, 02/15/29(b)	20,974	26,184,990
New Jersey State Housing & Mortgage Finance Agency, RB, M/F Housing, Series C (AGM), 6.65%, 11/01/44	14,360	14,835,891
New Jersey State Turnpike Authority, RB, Build America Bonds:
Series A, 7.10%, 01/01/41(b)	34,000	49,856,240
Series F, 7.41%, 01/01/40	6,790	10,294,998
New Jersey Transportation Trust Fund Authority, RB, Build America Bonds:
Series B, 6.88%, 12/15/39	12,525	13,048,044
Series C, 5.75%, 12/15/28	4,500	5,056,425
Series C, 6.10%, 12/15/28(b)	45,900	47,730,951

		178,633,999
New York — 17.3%
City of New York New York, GO, Build America Bonds, Sub-Series C-1, 5.82%, 10/01/31(b)	15,000	16,180,800
City of New York New York Municipal Water Finance Authority, RB, Build America Bonds, 2nd General Resolution, Series DD, 6.45%, 06/15/41	6,300	6,852,006
City of New York New York Municipal Water Finance Authority, Refunding RB, Build America Bonds, 2nd General Resolution:
Series AA, 5.79%, 06/15/41(b)	25,000	26,824,750
Series CC, 6.28%, 06/15/42(b)	20,000	21,991,000
Series EE, 6.49%, 06/15/42	2,000	2,175,000
Series GG, 6.12%, 06/15/42	2,445	2,638,473
City of New York New York Transitional Finance Authority, RB, Build America Bonds, Future Tax Secured(b):
Sub-Series B-1, 5.57%, 11/01/38	19,000	23,478,490
Sub-Series C-2, 6.27%, 08/01/39	14,795	15,651,630
County of Nassau New York Tobacco Settlement Corp., Refunding RB, Series A1, 6.83%, 06/01/21	9,231	9,155,790

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Taxable Municipal Bond Trust (BBN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York (continued)
Metropolitan Transportation Authority, RB, Build America Bonds:
6.67%, 11/15/39	$4,620	$6,411,128
Series C, 7.34%, 11/15/39	13,245	19,873,593
Series C-1, 6.69%, 11/15/40	13,000	17,870,970
Series E, 6.81%, 11/15/40	6,000	8,393,880
Port Authority of New York & New Jersey, ARB:
192nd Series, 4.81%, 10/15/65	14,825	17,312,783
Consolidated, 160th Series, 5.65%, 11/01/40	2,750	3,537,600
Consolidated, 168th Series, 4.93%, 10/01/51	8,860	10,583,093
State of New York Dormitory Authority, RB, Build America Bonds, General Purpose, Series H, 5.39%, 03/15/40(b)	15,000	18,354,750
State of New York Dormitory Authority, Refunding RB, Touro College & University, Series B, 5.75%, 01/01/29	6,010	6,277,505

		233,563,241
Ohio — 7.3%
American Municipal Power, Inc., RB, Build America Bonds, Combined Hydroelectric Projects, Series B, 7.83%, 02/15/41	10,000	15,481,700
American Municipal Power, Inc., Refunding RB, Build America Bonds, Series B, 6.45%, 02/15/44	10,000	13,452,600
County of Franklin Ohio Convention Facilities Authority, RB, Build America Bonds, 6.64%, 12/01/42(b)	30,575	39,761,565
County of Hamilton Ohio Sewer System Revenue, RB, Build America Bonds, Series B, 6.50%, 12/01/34	7,000	7,505,960
Mariemont City School District, GO, Refunding, Build America Bonds, Series B, 6.55%, 12/01/47(b)	10,055	10,849,546
Ohio University, RB, General Receipts, Athens, 5.59%, 12/01/14(b)	10,100	11,633,079

		98,684,450
Oklahoma — 0.3%
Oklahoma Municipal Power Authority, RB, Build America Bonds, 6.44%, 01/01/45	3,500	4,423,370

Pennsylvania — 3.1%
Commonwealth Financing Authority, RB, Series A:
3.86%, 06/01/38	6,350	6,419,850
4.14%, 06/01/38	6,200	6,441,614
Pennsylvania Economic Development Financing Authority, RB, Build America Bonds, Series B, 6.53%, 06/15/39	23,050	29,223,943

		42,085,407
South Carolina — 2.0%
South Carolina Public Service Authority, RB, Series F (AGM):
Build America Bonds, 6.45%, 01/01/50	11,290	15,596,119
Santee Cooper, 5.74%, 01/01/30	5,000	5,658,700
State of South Carolina Public Service Authority, RB, Build America Bonds, Series C, 6.45%, 01/01/50	4,340	5,858,826

		27,113,645
Tennessee — 4.1%
County of Memphis-Shelby Tennessee Industrial Development Board, Refunding, Tax Allocation Bonds:
Graceland Project, Series B, 5.45%, 07/01/45	800	840,152
Subordinate Tax Increment, Series C, 7.00%, 07/01/45	5,800	6,071,556
Metropolitan Government of Nashville & Davidson County Convention Center Authority, RB, Build America Bonds, Series A2, 7.43%, 07/01/43	35,105	47,912,708

		54,824,416

Security	Shares/Par (000)	Value
Texas — 9.6%
City of Austin Texas, RB, Travis, Williams and Hays Counties, Rental Car Specialty Facilities, 5.75%, 11/15/42	$10,000	$10,813,800
City of San Antonio Texas Customer Facility Charge Revenue, RB, 5.87%, 07/01/45	7,500	7,744,950
City of San Antonio Texas Public Service Board, RB, Build America Bonds, Electric & Gas Revenue, Series A, 6.17%, 02/01/41	19,000	20,354,130
City of San Antonio Texas Public Service Board, Refunding RB, Build America Bonds, Electric & Gas Revenue, Series B, 6.31%, 02/01/37(b)	35,000	37,452,450
County of Bexar Texas Hospital District, GO, Build America Bonds, 5.41%, 02/15/40(b)	18,000	19,046,700
Cypress-Fairbanks ISD, GO, Build America Bonds, Schoolhouse, Series B, 6.63%, 02/15/38(b)	14,000	14,566,440
Dallas Area Rapid Transit, RB, Build America Bonds, Senior Lien, Series B, 5.02%, 12/01/48	2,500	3,015,125
Katy Texas ISD, GO, Build America Bonds, School Building, Series D, 6.35%, 02/15/41(b)	5,000	5,400,550
North Texas Municipal Water District, RB, Build America Bonds, Series A, 6.01%, 09/01/40	10,000	10,782,300

		129,176,445
Utah — 3.4%
County of Utah Utah, RB, Build America Bonds, County Excise Tax Revenue, Recovery Zone, Series C, 7.13%, 12/01/39	11,800	12,682,050
Utah Transit Authority, RB, Build America Bonds, Subordinated, 5.71%, 06/15/40	26,405	33,175,242

		45,857,292
Virginia — 2.3%
Tobacco Settlement Financing Corp., Refunding RB, Series A-1, 6.71%, 06/01/46	35,165	31,571,840

Washington — 1.9%
Port of Seattle Washington, RB, Series B1, 7.00%, 05/01/19(c)	5,000	5,289,000
Washington State Convention Center Public Facilities District, RB, Build America Bonds, Series B, 6.79%, 07/01/40	16,100	20,408,038

		25,697,038
West Virginia — 2.9%
West Virginia Tobacco Settlement Finance Authority, RB, Series A, 7.47%, 06/01/47	40,275	39,187,575

Total Municipal Bonds — 148.9% (Cost — $1,717,602,891)		2,006,028,624

Total Long-Term Investments — 154.3% (Cost — $1,788,252,283)		2,078,553,759

Short-Term Securities — 1.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.19%(d)(e)	17,865,817	17,865,817

Total Short-Term Securities — 1.3% (Cost — $17,865,817)		17,865,817

Total Investments — 155.6% (Cost — $1,806,118,100)		2,096,419,576
Liabilities in Excess of Other Assets — (55.6)%		(749,067,258)

Net Assets — 100%		$1,347,352,318

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Taxable Municipal Bond Trust (BBN)

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Annualized 7-day yield as of period end.
(e)	During the period ended January 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 07/3/17	Net Activity	Shares Held at 01/31/18	Value at 01/31/18	Income	Net Realized Gain (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	27,137,361	(9,271,544)	17,865,817	$17,865,817	$68,682	$88	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Barclays Capital, Inc.	1.90%	12/15/16	Open	$28,710,787	$29,117,643	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	1.90	12/15/16	Open	13,425,000	13,615,244	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	1.90	12/15/16	Open	14,190,000	14,391,084	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	1.90	12/15/16	Open	8,583,750	8,705,389	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	1.90	12/15/16	Open	9,765,919	9,912,096	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	1.90	12/15/16	Open	5,156,250	5,229,318	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	1.90	12/15/16	Open	9,950,000	10,091,000	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	1.90	12/15/16	Open	27,937,500	28,344,534	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	1.90	12/15/16	Open	23,488,750	23,821,605	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	1.90	12/15/16	Open	16,231,250	16,461,260	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA), Inc.	1.85	12/16/16	Open	24,797,500	25,203,318	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA), Inc.	1.85	12/16/16	Open	27,485,000	27,934,800	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA), Inc.	1.85	12/16/16	Open	21,135,600	21,481,490	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA), Inc.	1.85	12/16/16	Open	30,139,700	30,575,805	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA), Inc.	1.85	12/16/16	Open	21,196,400	21,543,285	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA), Inc.	1.85	12/16/16	Open	10,503,000	10,654,973	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA), Inc.	1.85	12/16/16	Open	20,694,000	21,032,663	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA), Inc.	1.85	12/20/16	Open	45,131,600	45,805,252	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA), Inc.	1.85	02/09/17	Open	16,639,500	16,884,863	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA), Inc.	1.90	06/09/17	Open	10,482,000	10,596,807	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	1.90	08/28/17	Open	20,504,431	20,633,324	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	1.90	08/28/17	Open	170,569	171,641	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA), Inc.	1.90	08/29/17	Open	18,004,500	18,137,483	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA), Inc.	1.90	08/29/17	Open	6,088,000	6,132,967	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA), Inc.	1.91	09/28/17	Open	14,057,400	14,142,393	Municipal Bonds	Open/Demand
Mitsubishi Ufj Securities (usa) Inc.	1.90	11/01/17	Open	14,954,786	15,021,376	Municipal Bonds	Open/Demand
Mitsubishi Ufj Securities (usa) Inc.	1.90	11/14/17	Open	10,287,000	10,326,676	Municipal Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.80	11/27/17	Open	39,690,000	39,818,993	Municipal Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.80	12/04/17	Open	18,949,851	19,004,805	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.05	01/02/18	Open	28,380,000	28,426,866	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.05	01/02/18	Open	30,160,000	30,209,806	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.05	01/02/18	Open	14,962,500	14,987,209	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.05	01/02/18	Open	12,030,000	12,049,866	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.05	01/02/18	Open	11,970,000	11,989,767	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.05	01/02/18	Open	12,798,500	12,819,635	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.05	01/02/18	Open	11,385,000	11,403,801	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.05	01/02/18	Open	34,737,500	34,794,865	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.05	01/02/18	Open	24,815,212	24,856,192	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.05	01/02/18	Open	36,937,500	36,998,499	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	2.05	01/02/18	Open	9,450,000	9,465,606	Municipal Bonds	Open/Demand

				$755,976,255	$762,794,199

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Taxable Municipal Bond Trust (BBN)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	623	03/20/18	$75,743	$1,665,631
Long U.S. Treasury Bond	1,686	03/20/18	249,212	7,548,565
5-Year U.S. Treasury Note	373	03/29/18	42,787	699,743

				$9,913,939

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$9,913,939	$—	$9,913,939

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended January 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(120,733)	$—	$(120,733)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$10,198,351	$—	$10,198,351

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$323,402,582

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2018	BlackRock Taxable Municipal Bond Trust (BBN)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-term investments(a)	$—	$2,078,553,759	$—	$2,078,553,759
Short-term securities	17,865,817	—	—	17,865,817

	$17,865,817	$2,078,553,759	$—	$2,096,419,576

Derivative financial instruments(b)
Assets:
Interest rate contracts	$9,913,939	$—	$—	$9,913,939

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements payable of $762,794,199 is categorized as Level 2 within the disclosure hierarchy.

During the six months ended January 31, 2018, there were no transfers between levels.

SCHEDULE OF INVESTMENTS	13

Statement of Assets and Liabilities  (unaudited)

January 31, 2018

BBN

ASSETS
Investments at value — unaffiliated (cost — $1,788,252,283)	$2,078,553,759
Investments at value — affiliated (cost — $17,865,817)	17,865,817
Cash pledged for futures contracts	4,939,950
Receivables:
Interest — unaffiliated	24,959,002
Dividends — affiliated	17,169
Prepaid expenses	37,831

Total assets	2,126,373,528

LIABILITIES
Cash received as collateral for reverse repurchase agreements	453,123
Reverse repurchase agreements at value	762,794,199
Payables:
Investments purchased	13,465,000
Investment advisory fees	984,755
Variation margin on futures contracts	629,879
Trustees’ and Officer’s fees	437,626
Other accrued expenses	256,628

Total liabilities	779,021,210

NET ASSETS	$1,347,352,318

NET ASSETS CONSIST OF
Paid-in capital	$1,089,218,031
Undistributed net investment income	3,867,523
Accumulated net realized loss	(45,948,651)
Net unrealized appreciation (depreciation)	300,215,415

NET ASSETS	$1,347,352,318

NET ASSET VALUE
Based on net assets of $1,347,352,318 and 57,122,387 shares outstanding, unlimited shares authorized, $0.001 par value.	$23.59

See notes to financial statements.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended January 31, 2018

BBN

INVESTMENT INCOME
Interest — unaffiliated	$55,429,877
Dividends — affiliated	68,682

Total investment income	55,498,559

EXPENSES
Investment advisory	5,830,377
Professional	77,849
Accounting services	74,181
Trustees and Officer	73,959
Custodian	55,586
Transfer agent	37,721
Printing	11,447
Registration	9,428
Miscellaneous	27,887

Total expenses excluding interest expense	6,198,435
Interest expense	6,722,459

Total expenses	12,920,894
Less fees waived and/or reimbursed by the Manager	(4,856)

Total expenses after fees waived and/or reimbursed	12,916,038

Net investment income	42,582,521

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	1,325,986
Futures contracts	(120,733)
Capital gain distributions from investment companies — affiliated	88

1,205,341

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(718,618)
Futures contracts	10,198,351

9,479,733

Net realized and unrealized gain	10,685,074

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,267,595

See notes to financial statements.

FINANCIAL STATEMENTS	15

Statements of Changes in Net Assets

	BBN
	Six Months Ended 01/31/18 (unaudited)	Year Ended 07/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$42,582,521	$90,465,822
Net realized gain	1,205,341	4,538,497
Net change in unrealized appreciation (depreciation)	9,479,733	(94,603,038)

Net increase in net assets resulting from operations	53,267,595	401,281

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(45,171,308)	(90,331,633)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	198,509	63,596

NET ASSETS
Total increase (decrease) in net assets	8,294,796	(89,866,756)
Beginning of period	1,339,057,522	1,428,924,278

End of period	$1,347,352,318	$1,339,057,522

Undistributed net investment income, end of period	$3,867,523	$6,456,310

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Cash Flows  (unaudited)

Six Months Ended January 31, 2018

BBN

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$53,267,595
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	80,864,052
Purchases of long-term investments	(126,192,066)
Net proceeds from sales of short-term securities	9,271,544
Amortization of premium and accretion of discount on investments	576,738
Net realized gain on investments	(1,325,986)
Net unrealized loss on investments	718,618
(Increase) Decrease in Assets:
Cash pledged for futures contracts	(1,045,000)
Receivables:
Interest — unaffiliated	(42,782)
Dividends — affiliated	5,431
Variation margin on futures contracts	194,007
Prepaid expenses	(15,339)
Increase (Decrease) in Liabilities:
Cash received for reverse repurchase agreements	(4,390,320)
Payables:
Investment advisory fees	(911,321)
Trustees’ and Officer’s’ fees	3,366
Variation margin on futures contracts	629,879
Other accrued expenses	(195,733)

Net cash provided by operating activities	11,412,683

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Net borrowing of reverse repurchase agreements	33,759,552
Cash dividends paid to shareholders	(45,172,235)

Net cash used for financing activities	(11,412,683)

CASH
Net increase in cash	—
Cash at beginning of period	—

Cash at end of period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$6,722,459

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to shareholders	$198,509

See notes to financial statements.

FINANCIAL STATEMENTS	17

Financial Highlights

(For a share outstanding throughout each period)

	BBN
	Six Months Ended 01/31/18 (unaudited)		Year Ended July 31,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$23.45		$25.02		$22.48	$22.98	$21.29	$23.95

Net investment income(a)	0.75		1.58		1.63	1.63	1.59	1.58
Net realized and unrealized gain (loss)	0.18		(1.57)		2.49	(0.55)	1.68	(2.66)

Net increase (decrease) from investment operations	0.93		0.01		4.12	1.08	3.27	(1.08)

Distributions from net investment income(b)	(0.79)		(1.58)		(1.58)	(1.58)	(1.58)	(1.58)

Net asset value, end of period	$23.59		$23.45		$25.02	$22.48	$22.98	$21.29

Market price, end of period	$22.12		$23.29		$24.43	$20.36	$21.49	$19.26

Total Return(c)
Based on net asset value	4.06	%(d)	0.45	%(e)	19.55%	5.26%	16.85%	(4.57)%

Based on market price	(1.75	)%(d)	2.18%		28.89%	1.95%	20.79%	(13.45)%

Ratios to Average Net Assets
Total expenses	1.89	%(f)	1.52%		1.32%	1.18%	1.13%	1.10%

Total expenses after fees waived	1.89	%(f)	1.52%		1.32%	1.18%	1.13%	1.10%

Total expenses after fees waived and excluding interest expense	0.91	%(f)	0.92%		0.92%	0.90%	0.88%	0.86%

Net investment income	6.23	%(f)	6.79%		7.08%	6.98%	7.39%	6.75%

Supplemental Data
Net assets, end of period (000)	$1,347,352		$1,339,058		$1,428,924	$1,283,661	$1,312,043	$1,215,512

Borrowings outstanding, end of period (000)	$762,794		$729,035		$762,748	$723,580	$615,485	$603,730

Portfolio turnover rate	4%		7%		10%	5%	6%	4%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Aggregate total return.
(e)	The Trust’s total return includes a reimbursement by an affiliate for a realized investment loss. Excluding this payment, the Trust’s total return would have been 0.32%. See Note 6 of the Notes to Financial Statements.
(f)	Annualized.

See notes to financial statements.

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Taxable Municipal Bond Trust, Inc. (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is registered as a diversified, closed-end management investment company. The Trust is organized as a Delaware statutory trust. The Trust determines and makes available for publication the net asset value (“NAV”) of its Common Shares on a daily basis.

The Trust, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of closed-end funds referred to as the Closed-End Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where the Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock closed-end funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock closed-end funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust, if applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Trust until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Trust’s presentation in the Statement of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trust.

Indemnifications: In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (unaudited) (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Trust’s assets and liabilities:

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately-held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Forward Commitments and When-Issued Delayed Delivery Securities: The Trust may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trust may be required to pay more at settlement than the security is worth. In addition, the Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended January 31, 2018, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Trust were $746,787,273 and 1.79%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Trust’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Non-cash Collateral Pledged/ Received	Net Amount
Barclays Capital, Inc.	$180,494,138	$(180,494,138)	$—	$—	$—
Deutsche Bank Securities, Inc.	58,823,798	(58,823,798)	—	—	—
Mitsubishi UFJ Securities (USA), Inc.	295,474,150	(295,474,150)	—	—	—
RBC Capital Markets LLC	228,002,113	(228,002,113)	—	—	—

	$762,794,199	$(762,794,199)	$—	$—	$—

(a)	Net collateral with a value of $820,632,359, including accrued interest, has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trust and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust entered into an Investment Advisory Agreement with the Manager, the Trust’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Trust.

For such services, the Trust pays the Manager a monthly fee at an annual rate equal to 0.55% of the average daily value of the Trust’s managed assets.

For purposes of calculating this fee, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).

Expense Waivers: With respect to the Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is shown as fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended January 31, 2018, the amount waived was $4,856.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2018. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trust’s Independent Trustees. For the six months ended January 31, 2018, there were no fees waived by the Manager.

Trustees and Officers: Certain Trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Trust reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended January 31, 2018, purchases and sales of investments, including paydowns and excluding short-term securities, were $139,657,066 and $80,864,054, respectively.

8.	INCOME TAX INFORMATION

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2017. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trust as of January 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trust’s financial statements.

As of July 31, 2017, the Trust had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains of $47,438,404.

As of January 31, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,806,118,100

Gross unrealized appreciation	302,118,395
Gross unrealized depreciation	(1,902,981)

Net unrealized appreciation	$300,215,414

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Trust’s ability to buy or sell bonds. As a result, the Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Trust invests in securities or other instruments and may enter into certain transactions, and such activities subject the Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Trust to reinvest in lower yielding securities. The Trust may also be exposed to reinvestment risk, which is the risk that income from the Trust’s portfolio will decline if the Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Trust portfolio’s current earnings rate.

The Trust may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trust reinvests the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of the Trust.

The BAB market is smaller, less diverse and less liquid than other types of municipal securities. Since the BAB program expired on December 31, 2010 and was not extended, BABs may be less actively traded, which may negatively affect the value of BABs held by the Trust.

The Trust may invest in BABs. Issuers of direct pay BABs held in the Trust’s portfolio receive a subsidy from the U.S. Treasury with respect to interest payment on bonds. There is no assurance that an issuer will comply with the requirements to receive such subsidy or that such subsidy will not be reduced or terminated altogether in the future. As of period end, the subsidy that issuers of direct payment BABs receive from the U.S. Treasury has been reduced as the result of budgetary sequestration, which has resulted, and which may continue to result, in early redemptions of BABs at par value. The early redemption of BABs at par value may result in a potential loss in value for investors of such BABs, including the Trust, who may have purchased the securities at prices above par, and may require the Trust to reinvest redemption proceeds in lower-yielding securities which could reduce the Trust’s income and distributions. Moreover, the elimination or reduction in subsidy from the federal government may adversely affect an issuer’s ability to repay or refinance BABs and the BABs’ credit ratings, which, in turn, may adversely affect the value of the BABs held by the Trust and the Trust’s NAV.

Counterparty Credit Risk: The Trust may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trust manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Trust.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trust since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trust.

Concentration Risk: The Trust invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject the Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedule of Investments.

As of period end, the Trust invested a significant portion of its assets in securities in the utilities sector. Changes in economic conditions affecting such sector would have a greater impact on the Trust and could affect the value, income and/or liquidity of positions in such securities.

The Trust invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

10.	CAPITAL SHARE TRANSACTIONS

The Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for the Trust’s Common Shares is $0.001. The Board is authorized, however, to reclassify any unissued shares without the approval of Common Shareholders.

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Period Ended
January 31, 2018	8,305
July 31, 2017	2,552

The Board previously approved the Trust’s participation in an open market share repurchase program that allowed the Trust to purchase, at prevailing market prices, up to 5% of its common shares outstanding as of the close of business on October 28, 2016, through November 30, 2017, subject to certain conditions. On September 6, 2017, the Board approved a renewal of this program. Commencing December 1, 2017, the Trust may purchase through November 30, 2018, up to 5% of its common shares

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (unaudited) (continued)

outstanding as of the close of business on November 30, 2017, subject to certain conditions. There is no assurance that the Trust will purchase shares in any particular amounts.

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trust’s financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Declared (b)
BBN	$0.1318	$0.1318

(a)	Net investment income dividend paid on February 28, 2018 to shareholders of record on February 15, 2018.
(b)	Net investment income dividend declared on March 1, 2018 payable to shareholders of record on March 15, 2018.

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Richard E. Cavanagh, Chair of the Board and Trustee

Karen P. Robards, Vice Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Barbara G. Novick, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective December 31, 2017, Jerrold B. Harris retired as a Trustee of the Trust.

Effective February 16, 2018, Barbara G. Novick resigned, and Robert Fairbairn was appointed, as an Interested Trustee of the Trust.

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC Wilmington, DE 19809	Deloitte & Touche LLP Boston, MA 02116

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company Boston, MA 02111	Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

Transfer Agent	Address of the Trust
Computershare Trust Company, N.A. Canton, MA 02021	100 Bellevue Parkway Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	25

Additional Information

Trust Certification

The Trust is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trust filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Trust for any particular month may be more or less than the amount of net investment income earned by the Trust during such month. The portion of distributions that exceeds the Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Trust’s taxable income and net capital gains, but not in excess of the Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trust’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trust does not make available copies of its Statement of Additional Information because the Trust’s shares are not continuously offered, which means that the Statement of Additional Information of the Trust has not been updated after completion of the Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trust’s investment objectives or policies or to the Trust’s charters or by-laws that would delay or prevent a change of control of the Trust that were not approved by the shareholders or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Trust from time to time may purchase its common shares in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trust will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trust at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trust voted proxies relating to securities held in the Trust’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGM	Assured Guaranty Municipal Corp.
ARB	Airport Revenue Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
GO	General Obligation Bonds
HFA	Housing Finance Agency
ISD	Independent School District
LRB	Lease Revenue Bonds
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
RB	Revenue Bonds
SAN	State Aid Notes

ADDITIONAL INFORMATION	27

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trust has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

TAXMB-1/18-SAR

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report.

(b) Asof the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
August 1-31, 2017	N/A	N/A	N/A	2,855,704
September 1-30, 2017	N/A	N/A	N/A	2,855,704
October 1-31, 2017	N/A	N/A	N/A	2,855,704
November 1-30, 2017	N/A	N/A	N/A	2,855,704
December 1-31, 2017	N/A	N/A	N/A	2,856,119
January 1-31, 2018	N/A	N/A	N/A	2,856,119
Total:	N/A	N/A	N/A	2,856,119
[1] The Fund announced an open market share repurchase program on October 28, 2016 pursuant to which the Fund was authorized to repurchase, through November 30, 2017, up to 5% of its outstanding common shares based on common shares outstanding on October 28, 2016 (2,855,704 common shares), in open market transactions, subject to certain conditions. On September 6, 2017, the Fund announced the continuation of the open market share repurchase program, which commenced on December 1, 2017. The Fund may repurchase up to 5% of its outstanding common shares based on common shares outstanding on November 30, 2017, in open market transactions, subject to certain conditions.

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

2

Item 11	–	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13	–	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report (a)(2) – Certifications – Attached hereto (a)(3) – Not Applicable (a)(4) – Not Applicable (b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Taxable Municipal Bond Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Taxable Municipal Bond Trust

Date:	April 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Taxable Municipal Bond Trust

Date:	April 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Taxable Municipal Bond Trust

Date:	April 4, 2018

4